ANNUAL REPORT TO SHAREHOLDERS

                       [Graphic Omitted] EXPEDITION FUNDS

                                OCTOBER 31, 1997

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS......................................1
MANAGEMENT'S DISCUSSION & ANALYSIS..........................3
STATEMENT OF NET ASSETS.....................................7
STATEMENT OF OPERATIONS....................................13
STATEMENT OF CHANGES IN NET ASSETS.........................14
FINANCIAL HIGHLIGHTS.......................................15
NOTES TO FINANCIAL STATEMENTS..............................16
INDEPENDENT AUDITORS' REPORT...............................21
NOTICE TO SHAREHOLDERS OF THE EXPEDITION FUNDS.............22

================================================================================

SHARES OF THE EXPEDITION FUNDS ARE NOT DEPOSITS OF OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY COMPASS BANK, COMPASS BANCSHARES, INC. OR ANY OF THEIR AFFILIATES, OR ANY BANK, AND ARE NOT OBLIGATIONS OF, GUARANTEED BY OR INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.

AN INVESTMENT IN SHARES OF THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF ALL OR A PORTION OF THE PRINCIPAL INVESTED, AND THE INVESTMENT RETURN AND VALUE OF SHARES OF THE FUNDS WILL FLUCTUATE SO THAT AN INVESTMENT, WHEN LIQUIDATED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

MONEY MARKET FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE EXPEDITION MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

COMPASS BANK SERVES AS INVESTMENT ADVISOR AND CUSTODIAN TO THE EXPEDITION FUNDS, AND COMPASS BANK AND VARIOUS OF ITS AFFILIATES MAY PROVIDE VARIOUS SERVICES TO THE FUNDS, FOR WHICH INVESTMENT ADVISORY, CUSTODIAN AND OTHER SERVICES COMPASS BANK AND/OR SUCH OTHER AFFILIATES ARE ENTITLED TO RECEIVE COMPENSATION.

================================================================================

                                                          LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

Dear Expedition Funds Shareholder:

I am pleased to report that the Expedition Funds have completed another year of solid achievement, having made important strides in such critical areas as investment performance, asset growth, and shareholder services. Among the most notable accomplishments of this past fiscal year were:
     [BULLET] OUTSTANDING PERFORMANCE: All three of the Expedition Funds' portfolios performed well for the fiscal year. And while we recognize that not every year will bring such positive results, we are proud of our efforts to seek consistent performance that is in line with their relevant indices and peer groups. We believe that this type of consistency is particularly important in today's environment of market uncertainty and volatility.
     [BULLET] ASSET GROWTH: For the fiscal year, total assets under management increased from $358 million to $558 million. This reflects the growing enthusiasm for the fund family, which offers a convenient, cost-efficient way for investors to take advantage of the proven investment management approach of the Compass Bank organization.
     [BULLET] A NEW IDENTITY: During the year, we announced a new name for the fund family: The Expedition Funds. "Expedition" is defined as a journey or voyage with a specific purpose, and symbolizes our desire to guide investors to their individual financial destinations.
     [BULLET] A NEW EQUITY FUND: Fiscal 1997 was also the first year of operation for the Expedition Equity Fund. This fund invests primarily in large-capitalization stocks, as well as some mid-cap issues, and uses a management style that blends both growth- and value-oriented approaches. The Equity Fund is designed to provide a convenient way for investors to participate in the long-term growth potential of the equity markets, under the experienced management of Compass Bank's equity specialists.
     [BULLET] NEW SERVICE PROVIDERS: The Expedition Funds family recently appointed a new distributor, administrator, and transfer agent, selecting some of America's leading providers for these important services. These new providers will help to ensure a higher level of service to you, the Funds' shareholders. And they will support Compass Bank, the Funds' investment advisor, with improved marketing and distribution services designed to help the fund family grow.

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

     As we enter fiscal 1998, we look forward to helping the Funds' investors continue to pursue their long-term financial goals. As part of this effort, the Compass Bank Asset Management Group and its affiliates currently are developing programs that will help their customers, including Expedition Fund shareholders, take advantage of the time-tested investment principle known as asset allocation. Details on this exciting program will be announced in the months ahead.
     In addition, we continue to explore a variety of new opportunities to enhance the fund family, and to deliver the best and most comprehensive services to you, the Funds' shareholders.
     If you should have any questions, comments, or requests regarding how we can serve you better, please contact us by calling toll-free: 1-800-992-2085.
     On behalf of our entire investment management family, we thank you for your continued confidence in the Expedition Funds.



                                             Sincerely,


                                             /S/ SIGNATURE
                                             Jan A. Koenig, CFA
                                             Chief Investment Officer
                                             Compass Bank Asset Management Group
                                             Expedition Funds Investment Advisor

MANAGEMENT'S DISCUSSION AND ANALYSIS

--------------------------------------------------------------------------------

EXPEDITION EQUITY FUND

     For the period from June 13, 1997 (inception date) to October 31, 1997, the Expedition Equity Fund generated a total return of 2.96%. This compares to a 2.92% return for the S&P 500 Index. The Fund seeks to provide growth of capital, with a secondary objective of income, and pursues these investment objectives by investing in a diversified portfolio consisting primarily of common stocks issued by mid and large capitalization companies.
     Fiscal 1997 was a period of extremes for the stock markets, with a series of historic highs throughout the year, followed by record-breaking volatility at year-end. In retrospect, however, it was an excellent time to be an investor in equities, and an auspicious beginning for the Expedition Equity Fund.
     For most of the year, equities continued to post the same strong advances seen throughout much of the bull equity market which began almost exactly seven years ago. Since then (October 11, 1990), the market has gained over 20% per annum on average. Despite two significant corrections during the last fiscal year, broad market indices still managed to gain over 32% for the period.
     As in years past, this bull market continued to be fueled by favorable economic conditions, including a moderately growing domestic economy, expansion of the global economy, enhanced productivity, low inflation, declining interest rates, a relatively weak U.S. dollar, a strong export market, and corporate profit growth which has exceeded most market expectations.


================================================================================
                             EXPEDITION EQUITY FUND
================================================================================
                                         AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                              Annualized   Annualized
                                   1 Year       3 Year      Inception
                                   Return       Return       to Date
--------------------------------------------------------------------------------
Synthetic Institutional Class+      27.15%       21.98%       15.98%
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE EXPEDITION EQUITY FUND, INSTITUTIONAL CLASS, SYNTHETIC PERFORMANCE, VERSUS THE S&P 500 COMPOSITE INDEX, THE S&P 400 MID-CAP INDEX, AND THE LIPPER GROWTH & INCOME FUNDS AVERAGE.

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOW:

               EXPEDITION EQUITY FUND,       S&P 500         S&P 400         LIPPER GROWTH &
                INSTITUTIONAL CLASS,     COMPOSITE INDEX  MID-CAP INDEX    INCOME FUNDS AVERAGE
               SYNTHETIC PERFORMANCE
10/93                   10,000                10,000         10,000                10,000
10/94                   10,033                10,386         10,236                10,278
10/95                   11,712                13,129         12,407                12,388
10/96                   14,321                16,290         14,560                15,055
10/97                   18,209                21,521         19,313                19,289


* FOR PERIODS PRIOR TO THE INCEPTION OF THE EXPEDITION EQUITY FUND ON JUNE 13, 1997, THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE EQUITY MODEL COMMON TRUST FUND INTERNALLY MANAGED BY AN AFFILIATE OF THE EXPEDITION EQUITY FUND'S INVESTMENT ADVISOR, ADJUSTED FOR THE MAXIMUM FEE AND EXPENSES OF THE INSTITUTIONAL SHARES OF THE EXPEDITION EQUITY FUND APPLICABLE AT THE INCEPTION OF THE EXPEDITION EQUITY FUND. THE EQUITY MODEL COMMON TRUST FUND WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 AND THEREFORE,
  WAS NOT SUBJECT TO CERTAIN RESTRICTIONS WHICH MAY HAVE ADVERSELY AFFECTED PERFORMANCE.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

+SYNTHETIC, NOT ACTUAL RETURN.

--------------------------------------------------------------------------------

     The Expedition Equity Fund was well-positioned to take advantage of these conditions, with strong representation by many of the best-performing sectors of the equity markets, including computer technology, telecommunications equipment, capital goods, financial services, retailers, consumer services and staples, and energy-related.
     For much of last year, most measurements of equity values suggested that the U.S. stock market was overpriced given prevailing corporate profit expectations and the environment for interest rates and inflation.
     In the waning days of October, the market experienced a sharp correction in reaction to a meltdown in Far Eastern currency and equity markets and lower profit expectations for U.S. multinational companies, culminating in the largest single-day point drop in history for the Dow Jones Industrial Average. However, the very next session brought the largest one-day point gain, and U.S. and European markets have since regained their upward momentum.
     Looking ahead, we believe that the primary risk in the markets is that earnings expectations will not be met during this time of slowing global economic growth. However, this risk is partially offset by continued low inflation and the relatively low probability of Federal Reserve action to raise interest rates. Therefore, we remain cautiously optimistic that the favorable environment for equities will continue into the coming fiscal year.

EXPEDITION BOND FUND

     For the twelve months ended October 31, 1997, the Expedition Bond Fund Investment Shares generated a total return of 6.41%. This compares to a 7.49% return for the Lehman Intermediate Gov't./Corp. Bond Index. The Fund seeks to provide current income, and pursues this objective by investing in a professionally managed, diversified portfolio consisting primarily of bonds, as well as other fixed income securities.
     The Bond Fund's performance was the result of favorable market conditions for high-quality government and corporate bonds, as well as income-enhancing portfolio strategies.
     Over the course of the fiscal year, yields on fixed income instruments dropped across the board. For example, yields on one-year Treasury Bills fell by five basis points (.05%), while yields on five-year Treasury Notes fell 35 basis points (.35%), and yields on ten-year notes fell 50 basis points (.50%).
     These yield declines took place against a backdrop of inaction by the Federal Reserve Board, whose only move was a modest .25% boost in short term rates in March of 1997.

================================================================================
                              EXPEDITION BOND FUND
================================================================================
                                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                         Annualized   Annualized   Annualized
                                 1 Year    3 Year      5 Year      Inception
                                 Return    Return      Return       to Date
--------------------------------------------------------------------------------
Investment Shares Class           6.41%     7.23%       5.31%        5.94%
--------------------------------------------------------------------------------
Investment Shares Class w/load    2.13%     5.77%       4.45%        5.15%
--------------------------------------------------------------------------------
Synthetic Institutional Class+    6.41%     7.23%       5.31%        5.94%
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE EXPEDITION BOND FUND, INVESTMENT SHARES CLASS OR SYNTHETIC INSTITUTIONAL CLASS, VERSUS THE LEHMAN INTERMEDIATE GOV'T/CORP BOND INDEX, LEHMAN INTERMEDIATE GOV'T BOND INDEX, AND THE LIPPER SHORT/INTMDT. GOVERNMENT BOND AVERAGE


[LINE GRAPH OMITTED]

PLOT POINTS ARE AS FOLLOW:

                     EXPEDITION           EXPEDITION            LEHMAN               LEHMAN          LIPPER
                     BOND FUND,           BOND FUND,          INTERMEDIATE        INTERMEDIATE    SHORT/INTMDT.
                     INVESTMENT           SYNTHETIC            GOV'T/CORP.            GOV'T        GOVERNMENT
                    SHARES CLASS      INSTITUTIONAL CLASS      BOND INDEX*         BOND INDEX     BOND AVERAGE

 4/92                   9,600               10,000               10,000               10,000         10,000
10/92                  10,215               10,640               10,620               10,617         10,533
10/93                  11,075               11,536               11,675               11,596         11,397
10/94                  10,730               11,176               11,449               11,397         11,129
10/95                  11,903               12,399               12,883               12,743         12,258
10/96                  12,432               12,949               13,632               13,464         12,866
10/97                  13,229               13,780               14,653               14,451         13,692

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*PREVIOUSLY, THE FUND USED THE LEHMAN INTERMEDIATE GOV'T BOND INDEX AS A
 BENCHMARK. GOING FORWARD, THE FUND WILL USE THE LEHMAN INTERMEDIATE GOV'T/CORP. BOND INDEX AS A COMPARISON BECAUSE IT IS BETTER SUITED TO THE FUND'S OBJECTIVE.

+ SYNTHETIC, NOT ACTUAL RETURN.

     Yields were further eroded in the wake of volatility in the foreign markets, particularly the sharp corrections in Asia during late October. These events helped to push U.S. bond prices to new yearly highs, and virtually ruled out any chance of the Federal Reserve Board action for the remainder of calendar year 1997.
     In response to these conditions, the Fund was slightly overweighted in the high-quality corporate sector, and maintained an average weighted maturity that was slightly longer than that of its benchmark. This strategy allowed the Fund to take advantage of the favorable yield spread between corporate and Treasury instruments, as well as the yield advantage of longer-term securities.
     Looking ahead, we believe that the Federal Reserve's current market-friendly stance, along with uncertainty in the equity markets, will continue to favor high-quality bond and fixed income investments. Therefore, we plan to maintain our somewhat aggressive approach to pursuing yields over and above those of the benchmark.

EXPEDITION MONEY MARKET FUND

     For the twelve months ended October 31, 1997, the Expedition Money Market Fund Institutional Shares generated a total return of 5.26%. The Fund seeks to provide current income consistent with stability of principal, and pursues this investment objective by investing in a variety of high quality money market instruments maturing in 13 months or less.
     The Money Market Fund's performance was the result of a favorable market environment, as well as portfolio strategies that allowed us to capitalize on that environment.

MANAGEMENT'S DISCUSSION AND ANALYSIS (CONCLUDED)

--------------------------------------------------------------------------------

     Over the course of the year, interest rates at the shorter end of the money market spectrum increased, while rates at the longer end decreased. For example, the yield on three-month Treasury bills rose by five basis points (.05 percent) while the yield on the one-year Treasury bill fell by six basis points (.06 percent).
     One reason for this flattening of the yield curve was the Federal Reserve Board's action to raise short-term rates by one quarter of one percent in March, due to concerns about possible overheating of the U.S. economy.
     In light of these events, the Expedition Money Market Fund focused primarily on securities at the shorter end of the yield spectrum, such as 30-day and 60-day commercial paper, and corporate notes with maturities of less than one year. The remainder of the Fund's assets were invested in overnight repurchase agreements.
     This strategy enabled the Fund to take advantage of the relatively attractive rates in shorter-term instruments, while retaining the flexibility to shift assets to longer maturities later on.
     As economic activity slowed in the second half of fiscal 1997, the Federal Reserve Board took no further action and rates fell across the board. The Fund then began extending its maturities somewhat in order to capture the incremental yields available. At fiscal year end, the Fund's average weighted maturity stood at 61 days.
     In late October, volatility in the Asian markets helped push the yields on U.S. bonds to their lowest rates of the year. One important side-effect of this turmoil was the decreased likelihood that the Federal Reserve Board will take any further action to boost rates during the remainder of calendar year 1997.
     Looking ahead, we believe that the shorter end of the yield spectrum continues to offer the best combination of attractive rates and strategic flexibility. Therefore, in the near future we plan to maintain our current strategy of holding relatively short maturities, while seeking opportunities to capture any yield advantages that may arise.

STATEMENT OF NET ASSETS
THE EXPEDITION EQUITY FUND
--------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                         SHARES     (000)
-----------------------------------------------------
COMMON STOCKS - 98.9%
   AIRCRAFT - 6.1%
   Boeing                          93,100    $ 4,457
   Lockheed Martin                 59,560      5,662
   United Technologies             62,260      4,358
-----------------------------------------------------
   TOTAL AIRCRAFT                             14,477
-----------------------------------------------------
   AUTOMOTIVE - 3.8%
   Chrysler                       130,800      4,611
   Dana                            93,920      4,397
-----------------------------------------------------
   TOTAL AUTOMOTIVE                            9,008
-----------------------------------------------------
   BANKS - 4.0%
   J.P. Morgan                     41,195      4,521
   Mellon Bank                     94,585      4,877
-----------------------------------------------------
   TOTAL BANKS                                 9,398
-----------------------------------------------------
   BEAUTY PRODUCTS - 2.9%
   Procter & Gamble               100,340      6,823
-----------------------------------------------------
   TOTAL BEAUTY PRODUCTS                       6,823
-----------------------------------------------------
   BROADCASTING, NEWSPAPERS & ADVERTISING - 2.0%
   Omnicom Group                   69,270      4,892
-----------------------------------------------------
   TOTAL BROADCASTING, NEWSPAPERS &
     ADVERTISING                               4,892
-----------------------------------------------------
   CHEMICALS - 1.5%
   E.I. du Pont de Nemours         64,050      3,643
-----------------------------------------------------
   TOTAL CHEMICALS                             3,643
-----------------------------------------------------
   COMPUTER COMMUNICATIONS EQUIPMENT - 2.2%
   Cisco Systems*                  63,795      5,233
-----------------------------------------------------
   TOTAL COMPUTER COMMUNICATIONS EQUIPMENT     5,233
-----------------------------------------------------
   COMPUTERS & SERVICES - 6.0%
   Compaq Computer                 59,090      3,767
   Hewlett Packard                 75,490      4,657
   IBM                             59,000      5,786
-----------------------------------------------------
   TOTAL COMPUTERS & SERVICES                 14,210
-----------------------------------------------------
   DRUGS - 5.4%
   Merck                           71,240      6,358
   Pfizer                          91,000      6,438
-----------------------------------------------------
   TOTAL DRUGS                                12,796
-----------------------------------------------------
   ELECTRIC UTILITY - 2.0%
   Enova                          196,045      4,766
-----------------------------------------------------
   TOTAL ELECTRIC UTILITY                      4,766
-----------------------------------------------------

-----------------------------------------------------
                                               VALUE
DESCRIPTION                         SHARES     (000)
-----------------------------------------------------
   ENTERTAINMENT - 4.3%
   Carnival, Cl A                 107,485  $   5,213
   Walt Disney                     59,795      4,918
-----------------------------------------------------
   TOTAL ENTERTAINMENT                        10,131
-----------------------------------------------------
   ENVIRONMENTAL SERVICES - 1.4%
   USA Waste Services*             92,320      3,416
-----------------------------------------------------
   TOTAL ENVIRONMENTAL SERVICES                3,416
-----------------------------------------------------
   FINANCIAL SERVICES - 4.3%
   Beneficial                      68,345      5,241
   Franklin Resources              54,070      4,860
-----------------------------------------------------
   TOTAL FINANCIAL SERVICES                   10,101
-----------------------------------------------------
   FOOD & TOBACCO  - 7.3%
   H.J. Heinz                     133,630      6,205
   PepsiCo                        157,925      5,814
   Philip Morris                  134,360      5,324
-----------------------------------------------------
   TOTAL FOOD & TOBACCO                       17,343
-----------------------------------------------------
   GAS/NATURAL GAS - 2.8%
   Williams Companies             130,740      6,660
-----------------------------------------------------
   TOTAL GAS/NATURAL GAS                       6,660
-----------------------------------------------------
   INSURANCE - 7.6%
   Conseco                        129,625      5,655
   Marsh & McLennan                70,590      5,012
   Travelers                      104,385      7,307
-----------------------------------------------------
   TOTAL INSURANCE                            17,974
-----------------------------------------------------
   MACHINERY - 5.5%
   Crane                          118,697      4,933
   General Electric                72,700      4,694
   Hubbell, Cl B                   79,600      3,507
-----------------------------------------------------
   TOTAL MACHINERY                            13,134
-----------------------------------------------------
   MEDICAL PRODUCTS & SERVICES - 2.6%
   Baxter International           136,330      6,305
-----------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES           6,305
-----------------------------------------------------
   METAL/FABRICATE HARDWARE - 1.7%
   Reynolds Metals                 67,975      4,142
-----------------------------------------------------
   TOTAL METAL/FABRICATE HARDWARE              4,142
-----------------------------------------------------
   PAPER & PAPER PRODUCTS - 1.9%
   Temple Inland                   77,000      4,418
-----------------------------------------------------
   TOTAL PAPER & PAPER PRODUCTS                4,418
-----------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
THE EXPEDITION EQUITY FUND
--------------------------------------------------------------------------------
                                  SHARES/FACE  VALUE
DESCRIPTION                       AMT. (000)   (000)
-----------------------------------------------------
   PETROLEUM & FUEL PRODUCTS - 6.7%
   Baker Hughes                   133,000   $  6,110
   Dresser Industries             111,950      4,716
   Schlumberger                    58,617      5,129
-----------------------------------------------------
   TOTAL PETROLEUM & FUEL PRODUCTS            15,955
-----------------------------------------------------
   PETROLEUM REFINING - 1.9%
   Exxon                           75,260      4,624
-----------------------------------------------------
   TOTAL PETROLEUM REFINING                    4,624
-----------------------------------------------------
   RETAIL - 4.5%
   Dayton Hudson                   84,000      5,276
   Safeway*                        92,295      5,365
-----------------------------------------------------
   TOTAL RETAIL                               10,641
-----------------------------------------------------
   TELEPHONES & TELECOMMUNICATIONS - 5.7%
   Lucent Technologies             42,630      3,514
   SBC Communications              80,120      5,098
   Sprint                          94,190      4,898
-----------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATIONS      13,510
-----------------------------------------------------
   TRANSPORTATION SERVICES - 2.0%
   CSX                             86,880      4,751
-----------------------------------------------------
   TOTAL TRANSPORTATION SERVICES               4,751
-----------------------------------------------------
   SEMICONDUCTORS/INSTRUMENTS - 2.8%
   Avnet                           40,360      2,540
   Motorola                        67,300      4,156
-----------------------------------------------------
   TOTAL SEMICONDUCTORS/INSTRUMENTS            6,696
-----------------------------------------------------
   TOTAL COMMON STOCKS
      (COST $223,176)                        235,047
-----------------------------------------------------
REPURCHASE AGREEMENT - 1.3%
     Merrill Lynch
       5.600%, dated 10/31/97,
       matures 11/03/97, repurchase
       price $3,147,468 (collateralized
       by U.S. Treasury Instrument,
       market value: $3,211,035)   $3,146      3,146
-----------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
      (COST $3,146)                            3,146
-----------------------------------------------------
   TOTAL INVESTMENTS - 100.2%
      (COST $226,322)                        238,193
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET - (0.2%)      (626)
-----------------------------------------------------

-----------------------------------------------------
                                               VALUE
DESCRIPTION                                    (000)
-----------------------------------------------------
NET ASSETS:
   Portfolio Shares--Institutional Class
     (unlimited authorization -- no
     par value) based on 25,302,911
     outstanding shares of
     beneficial interest                    $212,881
   Undistributed net investment income           124
   Accumulated net realized gain
     on investments                           12,691
   Net unrealized appreciation
     on investments                           11,871
-----------------------------------------------------
    TOTAL NET ASSETS -- 100.0%              $237,567
-----------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS      $9.39
-----------------------------------------------------
Cl--Class
*Non-income producing security

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
THE EXPEDITION BOND FUND
--------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                          (000)     (000)
-----------------------------------------------------
ASSET BACKED SECURITIES - 9.8%
     AT&T Universal Card Master Trust,
       Ser 1995-2, Cl A,
       Callable 10/17/00 @ 100
       5.950%, 10/17/02            $4,500    $ 4,504
     MBNA Master Trust,
       Ser 1995-F, Cl A,
       Callable 08/15/00 @ 100
       6.600%, 01/15/03             2,300      2,340
     Premier Auto Trust,
       Ser 1993-6, Cl A2
       4.650%, 11/02/99               355        352
     Proffitts Credit Card
       Master Trust,
       Ser 1997-2, Cl A,
       Callable 08/15/02 @ 100
       6.500%, 12/15/05             4,000      4,037
     Signet Credit Card Master
       Trust, Ser 1993-1, Cl A,
       Callable 10/15/98 @ 100
       5.200%, 02/15/02             1,000        996
-----------------------------------------------------
   TOTAL ASSET BACKED SECURITIES
      (COST $12,133)                          12,229
-----------------------------------------------------
CORPORATE BONDS - 21.1%
   BANKS - 1.8%
     First Bank Systems
       6.375%, 03/15/01               750        757
     Morgan Guaranty Trust
       5.750%, 10/08/99             1,500      1,496
-----------------------------------------------------
   TOTAL BANKS                                 2,253
-----------------------------------------------------
   CONSUMER NON-DURABLE - 3.5%
     Archer Daniels Midland
       6.250%, 05/15/03             1,500      1,506
     Campbell Soup,
       Callable 09/15/00 @ 100
       5.625%, 09/15/03             1,875      1,823
     Coca Cola Enterprises
       6.375%, 08/01/01             1,000      1,011
-----------------------------------------------------
   TOTAL CONSUMER NON-DURABLE                  4,340
-----------------------------------------------------
   DIVERSIFIED FINANCE - 8.7%
     American General Finance
       Senior Notes
       7.250%, 04/15/00             1,500      1,541
     Associates Corporation
       of North America
       7.470%, 03/30/00               500        516
     Beneficial Finance
       7.750%, 11/08/02               500        533
     Caterpillar Finance Services
       6.490%, 10/15/99             1,000      1,009
-----------------------------------------------------

-----------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                          (000)     (000)
-----------------------------------------------------
   DIVERSIFIED FINANCE - CONTINUED
     Ford Motor Credit
       6.500%, 02/28/02          $  3,500    $ 3,539
     Lehman Brothers Holdings
       6.500%, 10/01/02             1,000      1,005
     Merrill Lynch
       6.510%, 03/19/01               500        507
     Norwest Financial
       6.125%, 08/01/03             2,250      2,233
-----------------------------------------------------
   TOTAL DIVERSIFIED FINANCE                  10,883
-----------------------------------------------------
   LEASING & RENTING - 0.8%
     International Lease Finance
       6.250%, 10/15/00             1,005      1,009
-----------------------------------------------------
   TOTAL LEASING & RENTING                     1,009
-----------------------------------------------------
   PETROLEUM REFINING - 0.6%
     Shell Oil
       6.625%, 07/01/99               700        709
-----------------------------------------------------
   TOTAL PETROLEUM REFINING                      709
-----------------------------------------------------
   RETAIL - 5.1%
     Dillard Department Stores
       7.150%, 09/01/02             2,025      2,103
     Wal-Mart Stores
       6.500%, 06/01/03             1,520      1,547
       7.500%, 05/15/04             2,500      2,672
-----------------------------------------------------
   TOTAL RETAIL                                6,322
-----------------------------------------------------
   TELEPHONES & TELECOMMUNICATIONS - 0.6%
     AT&T, Callable 12/09/97 @ 100
       5.125%, 04/01/01               800        778
-----------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATIONS         778
-----------------------------------------------------
   TOTAL CORPORATE BONDS
      (COST $25,842)                          26,294
-----------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.9%
     FHLMC Note
       6.800%, 3/19/07              1,000      1,054
     FNMA Notes
       6.670%, 08/01/01             1,000      1,026
       6.350%, 11/23/01,
         Callable 11/23/99 @ 100    2,000      2,014
       6.220%, 03/13/06             1,000      1,010
       6.620%, 06/25/07             1,000      1,041
-----------------------------------------------------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (COST $5,943)                            6,145
-----------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
THE EXPEDITION BOND FUND
--------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                          (000)     (000)
-----------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   OBLIGATIONS - 14.6%
     FHLMC, Ser 1437, Cl H
       7.000%, 12/15/02           $ 1,205    $ 1,224
     FHLMC, Ser 1317, Cl H
       7.000%, 01/15/07             1,000      1,018
     FHLMC, Ser 1668, Cl B
       6.500%, 11/15/10               896        897
     FHLMC, Gold Pool #E00413
       6.500%, 01/01/11             3,454      3,455
     FHLMC, Gold Pool #E00475
       7.500%, 02/01/12             1,853      1,904
     FHLMC, Gold Pool #E00485
       7.000%, 05/01/12             2,916      2,959
     FHLMC, Ser 59, Cl D
       9.700%, 01/15/16                98         98
     FNMA, Ser 1991-4, Cl E
       8.250%, 09/25/05               444        453
     FNMA, Pool #369212
       6.500%, 11/01/08             1,355      1,354
     FNMA, Pool #190665
       7.000%, 03/01/09             2,442      2,475
     FNMA, Ser 1990-38, Cl G
       9.100%, 07/25/18               340        340
     FNMA, Ser 1990-53, Cl G
       8.000%, 12/25/18               137        137
     FNMA, Ser 1991-31, Cl L
       6.500%, 05/25/20             1,838      1,844
-----------------------------------------------------
   TOTAL U.S. GOVERNMENT AGENCY
      MORTGAGE-BACKED OBLIGATIONS
      (COST $18,068)                          18,158
-----------------------------------------------------
U.S. TREASURY OBLIGATIONS - 47.7%
     U.S. Treasury Bond
       6.000%, 08/15/99             1,250      1,257
     U.S. Treasury Notes
       5.750%, 12/31/98             2,500      2,504
       6.750%, 05/31/99             2,000      2,033
       7.750%, 01/31/00             4,300      4,484
       6.375%, 05/15/00             4,565      4,638
       6.250%, 08/31/00             4,500      4,561
       6.125%, 09/30/00             1,500      1,516
       5.625%, 11/30/00             4,000      3,986
       6.250%, 04/30/01             3,500      3,555
       6.625%, 06/30/01             3,000      3,083
       7.500%, 11/15/01             4,500      4,776
       6.250%, 01/31/02             2,000      2,035
       7.500%, 05/15/02             4,500      4,808
       6.375%, 08/15/02             3,250      3,331
       6.250%, 02/15/03             3,000      3,060
       5.750%, 08/15/03             1,500      1,494

-----------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                          (000)     (000)
-----------------------------------------------------
U.S. TREASURY OBLIGATIONS -- CONTINUED
       7.250%, 08/15/04            $3,000    $ 3,234
       6.500%, 08/15/05             3,000      3,111
       6.875%, 05/15/06             1,000      1,063
       6.500%, 10/15/06             1,000      1,039
-----------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS
      (COST $58,863)                          59,568
-----------------------------------------------------
REPURCHASE AGREEMENT - 0.9%
     Merrill Lynch
       5.600%, dated 10/31/97,
       matures 11/03/97, repurchase
       price: $1,159,541 (collateralized
       by U.S. Treasury Instrument,
       market value: $1,183,201)    1,159      1,159
-----------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
      (COST $1,159)                            1,159
-----------------------------------------------------
   TOTAL INVESTMENTS - 99.0%
      (COST $122,008)                        123,553
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET - 1.0%       1,301
-----------------------------------------------------
NET ASSETS:
   Portfolio Shares--Institutional Class (unlimited
     Authorization -- no par value) based on
     10,274,562 outstanding shares
     of beneficial interest                   99,458
   Portfolio Shares--Investment Shares Class
     (unlimited authorization -- no par
     value) based on 2,399,316 outstanding
     shares of beneficial interest            27,966
   Distribution in excess of net
     investment income                            (3)
   Accumulated net realized loss
     on investments                           (4,112)
   Net unrealized appreciation
     on investments                            1,545
-----------------------------------------------------
    TOTAL NET ASSETS -- 100.0%              $124,854
-----------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS      $9.85
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- INVESTMENT SHARES CLASS  $9.85
OFFERING PRICE PER SHARE -- INVESTMENT
   SHARES CLASS(1)                            $10.26
-----------------------------------------------------
(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.00%.
Cl-- Class
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
Ser -- Series

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
THE EXPEDITION MONEY MARKET FUND
--------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                          (000)     (000)
-----------------------------------------------------
CERTIFICATES OF DEPOSIT - 9.5%
     Barclays Bank
       5.600%, 01/07/98            $5,000    $ 5,000
     Societe Generale
       5.600%, 12/04/97             5,000      5,000
       5.870%, 03/03/98             1,500      1,500
       5.765%, 10/09/98             2,000      1,999
     Wachovia
       5.510%, 12/05/97             5,000      5,000
-----------------------------------------------------
   TOTAL CERTIFICATES OF DEPOSIT
      (COST $18,499)                          18,499
-----------------------------------------------------
COMMERCIAL PAPER - 54.7%
   BROKER/DEALERS - 6.6%
     Goldman Sachs Group
       5.680%, 11/04/97             3,000      2,998
       5.510%, 11/13/97             5,000      4,991
     Merrill Lynch
       5.520%, 11/07/97             5,000      4,995
-----------------------------------------------------
   TOTAL BROKER/DEALERS                       12,984
-----------------------------------------------------
   DIVERSIFIED FINANCE - 24.2%
     American General Finance
       5.490%, 12/12/97             5,000      4,969
     Avco Financial Services
       5.530%, 11/20/97             4,000      3,988
       5.520%, 11/26/97             4,000      3,985
     General Electric Capital
       5.490%, 11/12/97             5,000      4,992
     Norwest Corporation
       5.490%, 11/21/97             5,000      4,985
     Pitney Bowes Credit
       5.540%, 12/19/97             3,000      2,978
       5.520%, 01/09/98             5,000      4,947
     Preferred Receivables
       5.540%, 11/18/97             3,725      3,715
     Transamerica Finance
       5.530%, 12/02/97             5,000      4,976
     Vehicle Services of America
       5.630%, 01/14/98             8,000      7,907
-----------------------------------------------------
   TOTAL DIVERSIFIED FINANCE                  47,442
-----------------------------------------------------
   ELECTRICAL SERVICES - 4.0%
     Alabama Power
       5.500%, 11/18/97             2,750      2,743
     General Electric
       5.510%, 11/17/97             5,000      4,988
-----------------------------------------------------
   TOTAL ELECTRICAL SERVICES                   7,731
-----------------------------------------------------

-----------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                          (000)     (000)
-----------------------------------------------------
   FUNDING CORPORATIONS - 17.3%
     Centric Capital
       5.530%, 11/14/97            $5,000   $  4,990
       5.540%, 12/23/97             3,000      2,976
     Falcon Asset Securitization
       5.510%, 11/04/97             5,000      4,998
     Madison Funding
       5.550%, 11/24/97             4,000      3,986
       5.580%, 12/11/97             4,000      3,975
     Receivables Capital
       5.530%, 12/04/97             8,000      7,959
     Riverwood Funding
       5.490%, 11/13/97             5,000      4,991
-----------------------------------------------------
   TOTAL FUNDING CORPORATIONS                 33,875
-----------------------------------------------------
   INDUSTRIAL - 2.6%
     Xerox
       5.570%, 11/05/97             5,000      4,997
-----------------------------------------------------
   TOTAL INDUSTRIAL                            4,997
-----------------------------------------------------
   TOTAL COMMERCIAL PAPER
      (COST $107,029)                        107,029
-----------------------------------------------------
CORPORATE BONDS - 19.9%
   BANKS - 3.0%
     NationsBank
       6.625%, 01/15/98             3,770      3,776
       5.560%, 07/15/98             1,000        998
       5.125%, 09/15/98             1,000        994
-----------------------------------------------------
   TOTAL BANKS                                 5,768
-----------------------------------------------------
   BROKER/DEALERS - 1.5%
     Merrill Lynch
       6.090%, 06/08/98             1,000      1,001
       6.600%, 06/24/98             2,000      2,008
-----------------------------------------------------
   TOTAL BROKER/DEALERS                        3,009
-----------------------------------------------------
   CONSUMER NON-DURABLES - 0.5%
     Philip Morris
       9.450%, 11/19/97             1,050      1,052
-----------------------------------------------------
   TOTAL CONSUMER NON-DURABLES                 1,052
-----------------------------------------------------
   DIVERSIFIED FINANCE - 9.4%
     Associates Corporation of North America
       6.625%, 11/15/97             1,500      1,500
       7.250%, 05/15/98             2,000      2,013
       6.500%, 09/09/98             2,000      2,011

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
THE EXPEDITION MONEY MARKET FUND
--------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                          (000)     (000)
-----------------------------------------------------
   DIVERSIFIED FINANCE - CONTINUED
     Ford Motor Credit
       7.125%, 12/01/97            $1,000  $   1,001
       8.000%, 12/01/97             1,500      1,503
       6.450%, 02/05/98             1,500      1,502
       8.900%, 02/18/98             1,000      1,009
     General Electric Capital
       7.950%, 02/02/98             1,750      1,759
       7.650%, 02/23/98             1,100      1,107
     Norwest Financial
       8.500%, 08/15/98             2,000      2,040
       6.230%, 09/01/98             2,000      2,005
       6.000%, 10/13/98             1,000      1,001
-----------------------------------------------------
   TOTAL DIVERSIFIED FINANCE                  18,451
-----------------------------------------------------
   ELECTRICAL SERVICES - 1.3%
     Georgia Power
       5.500%, 04/01/98             2,600      2,596
-----------------------------------------------------
   TOTAL ELECTRICAL SERVICES                   2,596
-----------------------------------------------------
   LEASING & RENTING - 3.2%
     International Lease Finance
       5.625%, 03/01/98             1,000        999
       7.150%, 04/20/98             1,200      1,206
       6.250%, 06/15/98             3,000      3,007
       5.980%, 11/16/98             1,000      1,000
-----------------------------------------------------
   TOTAL LEASING & RENTING                     6,212
-----------------------------------------------------
   TELEPHONES & TELECOMMUNICATIONS - 1.0%
     Southwestern Bell Telephone
       5.500%, 04/20/98             2,000      1,994
-----------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATIONS       1,994
-----------------------------------------------------
   TOTAL CORPORATE BONDS
      (COST $39,082)                          39,082
-----------------------------------------------------
TIME DEPOSIT - 2.6%
     General American Life Insurance
       Funding Agreement*
       5.856%, 11/07/97             5,000      5,000
-----------------------------------------------------
   TOTAL TIME DEPOSIT
      (COST $5,000)                            5,000
-----------------------------------------------------

-----------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                          (000)     (000)
-----------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.6%
     Federal National Mortgage
       Association
       8.150%, 05/11/98           $ 2,000   $  2,023
     Student Loan Marketing
       Agency*
       5.450%, 04/16/98             3,000      3,000
       5.420%, 06/28/99             4,000      4,002
-----------------------------------------------------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (COST $9,025)                            9,025
-----------------------------------------------------
REPURCHASE AGREEMENT - 8.6%
     Merrill Lynch
       5.600%, dated 10/31/97, matures
       11/03/97, repurchase price
       $16,925,895 (collateralized by
       U.S. Treasury Instruments,
       total market value:
       $17,259,400)                16,918     16,918
-----------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
      (COST $16,918)                          16,918
-----------------------------------------------------
   TOTAL INVESTMENTS - 99.9%
      (COST $195,553)                        195,553
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET - 0.1%         104
-----------------------------------------------------
NET ASSETS:
   Portfolio Shares -- Institutional
     Class  (unlimited authorization
     -- no par value) based on
     48,005,527 outstanding shares
     of beneficial interest                   48,005
   Portfolio Shares -- Investment
     Service Shares Class
     (unlimited authorization --
     no par value) based on 147,655,464
     outstanding shares of beneficial
     interest                                147,656
   Accumulated net realized loss
     on investments                               (4)
-----------------------------------------------------
    TOTAL NET ASSETS -- 100.0%              $195,657
-----------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS      $1.00
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INVESTMENT SERVICE
   SHARES CLASS                                $1.00
-----------------------------------------------------
* Variable Rate Security -- the rate reported on the Statement of Net Assets is the rate in effect as of October 31, 1997.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
for the Period Ended October 31,1997
--------------------------------------------------------------------------------

                                                              EXPEDITION         EXPEDITION         EXPEDITION
                                                                EQUITY              BOND           MONEY MARKET
                                                                 FUND*              FUND               FUND
                                                              ----------         ----------        ------------
INVESTMENT INCOME:
   Dividends                                                  $ 1,370             $   --              $   --
   Interest                                                       114              4,640               9,139
                                                              -------             ------              ------
     Total investment income                                    1,484              4,640               9,139

EXPENSES:
   Investment Advisory fees                                       692                547                 657
   Waiver of Investment Advisory fees                              --                (68)               (166)
   Administrator fees                                             187                159                 311
   Waiver of Administrator fees                                    --                 --                 (37)
   Transfer Agent fees                                             11                 74                  71
   Custodian fees                                                  17                 20                  44
   Directors' fees                                                  5                  2                   6
   Registration fees                                                9                 11                  26
   Professional fees                                               26                 25                  20
   Printing fees                                                   49                 40                  36
   Shareholder Servicing fees--Investment Service Shares           --                 --                 143
   Distribution fees--Investment Shares                            --                 89                  44
   Waiver of Distribution fees--Investment Shares                  --                (89)                (18)
   Amortization of organizational costs                             1                 --                  --
   Other fees                                                       2                  5                   3
                                                              -------             ------              ------
   Total net expenses                                             999                815               1,140
                                                              -------             ------              ------
   Investment income--net                                         485              3,825               7,999
                                                              -------             ------              ------
   Net realized gain (loss) on investments                     31,123               (739)                 --
   Net change in unrealized appreciation
     (depreciation) of investments                            (24,519)             2,551                  --
                                                              -------             ------              ------
   NET GAIN ON INVESTMENTS                                      6,604              1,812                  --
                                                              -------             ------              ------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                          $ 7,089             $5,637              $7,999
                                                              =======             ======              ======

* Commenced operations June 13, 1997.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------

                                             EXPEDITION               EXPEDITION               EXPEDITION
                                               EQUITY                    BOND                 MONEY MARKET
                                                FUND                     FUND                     FUND
                                            -------------       ----------------------    ---------------------
                                            Period Ended*       Year Ended  Year Ended    Year Ended Year Ended
                                              10/31/97           10/31/97    10/31/96      10/31/97   10/31/96
                                            -------------       ----------  ----------    ---------- ----------
OPERATIONS:
Investment income--net                       $      485           $   3,825   $  3,235    $   7,999    $  7,780
   Net realized gain (loss) on investments       31,123                (739)        (2)          --          --
   Net change in unrealized appreciation
     (depreciation) of investments              (24,519)              2,551     (1,021)          --          --
                                             ----------          ----------  ---------   ----------  ----------
Net increase in net assets resulting
   from operations                                7,089               5,637      2,212        7,999       7,780
                                             ----------          ----------  ---------   ----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net:
   Institutional class                             (361)             (1,889)        --         (910)         --
   Investment class                                  --              (1,939)    (3,235)      (7,089)     (7,780)
Net realized gain on investments:
   Institutional class                          (18,432)                 --         --           --          --
   Investment class                                  --                  --         --           --          --
                                             ----------          ----------  ---------   ----------  ----------
Total distributions                             (18,793)             (3,828)    (3,235)      (7,999)     (7,780)
                                             ----------          ----------  ---------   ----------  ----------
CAPITAL SHARE TRANSACTIONS (1):
Institutional class:
   Proceeds from sales                           21,421              21,432         --       75,569          --
   Proceeds in connection with acquisition of
     Common Trust Fund Assets                   245,636              95,844         --           --          --
   Reinvestment of distributions                 18,432                  --         --           --          --
   Payments for redemptions                     (36,218)            (17,787)        --      (27,564)         --
                                             ----------          ----------  ---------   ----------  ----------
Increase in net assets from Institutional
   class transactions                           249,271              99,489         --       48,005          --
                                             ----------          ----------  ---------   ----------  ----------
Investment Service and Investment
   Shares Class (respectively):
   Proceeds from sales                               --                 675      1,380      864,106     672,444
   Reinvestment of distributions                     --                 874      1,654        1,085       2,024
   Payments for redemptions                          --             (22,545)   (20,979)    (890,259)   (698,096)
                                             ----------          ----------  ---------   ----------  ----------
Decrease in net assets from
   Investment Service and Investment Shares
   Class (respectively) transactions                 --             (20,996)   (17,945)     (25,068)    (23,628)
                                             ----------          ----------  ---------   ----------  ----------
Increase (decrease) in net assets from
   capital share transactions                   249,271              78,493    (17,945)      22,937     (23,628)
                                             ----------          ----------  ---------   ----------  ----------
Total increase (decrease) in net assets         237,567              80,302    (18,968)      22,937     (23,628)
                                             ----------          ----------  ---------   ----------  ----------
NET ASSETS AT BEGINNING OF PERIOD                    --              44,552     63,520      172,720     196,348
                                             ----------          ----------  ---------   ----------  ----------
NET ASSETS AT END OF PERIOD                  $  237,567          $  124,854  $  44,552   $  195,657  $  172,720
                                             ==========          ==========  =========   ==========  ==========
(1)Capital share transactions:
   Institutional class:
   Shares issued                                  2,253               2,200         --       75,569          --
   Shares issued in connection with
    acquisition of
     Common Trust Fund Assets                    24,854               9,891         --           --          --
   Shares issued in lieu of cash distributions    2,032                  --         --           --          --
   Shares redeemed                               (3,836)             (1,816)        --      (27,564)         --
                                             ----------          ----------  ---------   ----------  ----------
Total Institutional class transactions           25,303              10,275         --       48,005          --
                                             ----------          ----------  ---------   ----------  ----------
   Investment Service and Investment
   Shares Class (respectively):
   Shares issued                                     --                  63        140      864,106     672,444
   Shares issued in lieu of cash distributions       --                  90        169        1,085       2,024
   Shares redeemed                                   --              (2,312)    (2,152)    (890,259)   (698,096)
                                             ----------          ----------  ---------   ----------  ----------
Total Investment Service and Investment
   Shares Class (respectively) transactions          --              (2,159)    (1,843)     (25,068)    (23,628)
                                             ----------          ----------  ---------   ----------  ----------
NET INCREASE (DECREASE) FROM
   SHARE TRANSACTIONS                            25,303               8,116     (1,843)      22,937     (23,628)
                                             ==========          ==========  =========   ==========  ==========

*Commenced operations on June 13, 1997.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



        NET ASSET                REALIZED AND    DISTRIBUTIONS   DISTRIBUTIONS
         VALUE,       NET         UNREALIZED       FROM NET          FROM        NET ASSET                  NET ASSETS
        BEGINNING  INVESTMENT  GAINS OR (LOSSES)  INVESTMENT        CAPITAL      VALUE, END      TOTAL       END OF
        OF PERIOD    INCOME     ON INVESTMENTS      INCOME           GAINS       OF PERIOD      RETURN     PERIOD (000)
        ---------  ----------  ----------------- -------------   -------------   ----------     ------     ------------

-----------
EQUITY FUND
-----------
  INSTITUTIONAL SHARES
  1997(1) $10.00      0.02            0.25          (0.02)           (0.86)        $ 9.39         2.96%       $237,567
---------
BOND FUND
---------
  INSTITUTIONAL SHARES
  1997(1) $ 9.69      0.19            0.16          (0.19)             --          $ 9.85         3.49%       $101,224
  INVESTMENT SHARES
  1997    $ 9.77      0.53            0.08          (0.53)             --          $ 9.85         6.41%(6)    $ 23,630
  1996      9.92      0.58           (0.15)         (0.58)             --            9.77         4.44%         44,552
  1995      9.54      0.63            0.38          (0.63)             --            9.92        10.94%         63,521
  1994     10.40      0.54           (0.86)         (0.54)             --            9.54        (3.12%)        58,827
  1993     10.25      0.63            0.21          (0.63)           (0.06)         10.40         8.42%         97,246
  1992(2)  10.00      0.36            0.25          (0.36)             --           10.25         6.24%         65,984
-----------------
MONEY MARKET FUND
-----------------
  INSTITUTIONAL SHARES
  1997(3) $ 1.00      0.02             --           (0.02)             --          $ 1.00         5.26%*      $ 48,006
  INVESTMENT SERVICE SHARES(4)
  1997    $ 1.00      0.08             --           (0.08)             --          $ 1.00         4.97%       $147,651
  1996      1.00      0.04             --           (0.04)             --            1.00         4.95%        136,666
  1995      1.00      0.05             --           (0.05)             --            1.00         5.51%        141,434
  1994      1.00      0.03             --           (0.03)             --            1.00         3.29%        158,367
  1993      1.00      0.03             --           (0.03)             --            1.00         2.84%        131,508
  1992      1.00      0.04             --           (0.04)             --            1.00         4.07%        187,394
  1991      1.00      0.06             --           (0.06)             --            1.00         6.44%        212,997
  1990(5)   1.00      0.06             --           (0.06)             --            1.00         5.89%        117,716




                                                    RATIO             RATIO OF NET
                                RATIO OF NET      OF EXPENSES       INVESTMENT INCOME
                RATIO OF         INVESTMENT       TO AVERAGE            TO AVERAGE
                EXPENSES           INCOME         NET ASSETS            NET ASSETS        PORTFOLIO     AVERAGE
               TO AVERAGE        TO AVERAGE       (EXCLUDING           (EXCLUDING         TURNOVER    COMMISSION
               NET ASSETS        NET ASSETS         WAIVERS)             WAIVERS)           RATE         RATE
               ----------       -----------       -----------       -----------------     ---------   ----------

-----------
EQUITY FUND
-----------
  INSTITUTIONAL SHARES
  1997(1)         1.09%*            0.53%*           1.09%*               0.53%*            64.68%     $0.0519
---------
BOND FUND
---------
  INSTITUTIONAL SHARES
  1997(1)         1.10%*            5.05%*           1.11%*               5.04%*            69.09%        --
  INVESTMENT SHARES
  1997            1.13%             5.46%            1.56%                5.03%             69.09%        --
  1996            1.08%             5.90%            1.58%                5.40%             77.00%        --
  1995            1.04%             6.51%            1.51%                6.04%             79.00%        --
  1994            1.20%             5.44%            1.50%                5.14%             91.00%        --
  1993            1.11%             6.11%            1.40%                5.82%             69.00%        --
  1992(2)         0.79%*            6.79%*           1.39%*               6.19%*            88.00%        --
-----------------
MONEY MARKET FUND
-----------------
  INSTITUTIONAL SHARES
  1997(3)         0.43%*            5.22%*           0.70%*               4.95%*              --          --
  INVESTMENT SERVICE SHARES(4)
  1997            0.73%             4.84%            0.85%                4.72%               --          --
  1996            0.71%             4.85%            0.71%                4.85%               --          --
  1995            0.56%             5.38%            0.66%                5.28%               --          --
  1994            0.75%             3.26%            0.79%                3.22%               --          --
  1993            0.70%             2.83%            0.70%                2.83%               --          --
  1992            0.64%             4.01%            0.65%                4.00%               --          --
  1991            0.62%             6.13%            0.67%                6.08%               --          --
  1990(5)         0.58%*            7.80%*           0.68%*               7.70%*              --          --

* Annualized
(1) Commenced operations on June 13, 1997.
(2) Commenced operations on April 20, 1992.
(3) Commenced operations on June 9, 1997.
(4) During 1997, the Starburst Money Market Trust Shares were renamed the Expedition Money Market Investment Service Shares.
(5) Commenced operations on February 5, 1990.
(6) Based on net asset  value,  which  does not  reflect  the  sales  charge or contingent deferred sales charge, if applicable.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

(1) ORGANIZATION

The Expedition Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company with three portfolios: the Expedition Equity Fund ( "the Equity Fund" ), the Expedition Bond Fund ( "the Bond Fund" ) and the Expedition Money Market Fund ( "the Money Market Fund" ) ( collectively, "the Funds"). Each Fund is registered to offer two classes of shares. The Bond and Equity Funds offer Institutional and Investment shares and the Money Market Fund offers Institutional and Investment Services shares. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objectives, policies, and strategies of the Funds are described in their prospectuses.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles. Certain amounts in the 1996 financial statements have been reclassified to conform with the presentation in the 1997 financial statements.

SECURITY VALUATION -- Investment securities held by the Money Market Fund are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Investments in securities held in the Expedition Equity and Bond Funds are valued as follows: Equity Securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the mean of the most recently quoted bid and asked price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general supervision of the Board of Trustees (the "Trustees").

REPURCHASE AGREEMENTS -- It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds adviser to be creditworthy pursuant to the

--------------------------------------------------------------------------------

guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase, discounts, and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the Money Market Fund and Bond Fund are declared daily and paid monthly. The Equity Fund declares and pays dividends from net investment income monthly. Any net realized capital gains will be distributed at least annually for all Funds. Dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of wash sales losses and post-October losses.

FEDERAL TAXES -- It is each Fund's policy to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At October 31, 1997, the Bond Fund and the Money Market Fund, for federal tax purposes, had a capital loss carryforward of $3,787,019 and $4,857, respectively, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of any distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

                               EXPIRATION
                                 AMOUNT
                               ----------
    EXPIRATION            BOND         MONEY MARKET
       YEAR               FUND             FUND
    ----------          ---------      ------------
       2001            $  391,292         $1,224
       2002            $2,421,386         $2,757
       2003            $  558,610         $  712
       2004            $    1,621         $   --
       2005            $  414,110         $  164

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased upon settlement. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

--------------------------------------------------------------------------------

CLASSES -- Class specific expenses are borne by that class. Income, non-class specific expenses, and realized/ unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

(3) SHARES OF BENEFICIAL INTEREST

INVESTMENT ADVISORY FEE -- Compass Bank, the Trusts' Investment Advisor (the "Advisor"), receives for its services annual advisory fees equal to 0.75% of each of the Bond and Equity Fund's and 0.40% of the Money Market Fund's average daily net assets. The Advisor may voluntarily choose to waive any portion of its fee. The Advisor can modify or terminate these voluntary waivers at any time at its sole discretion.

ADMINISTRATIVE FEE -- The Trust and SEI Fund Resources (the "Administrator"), a Delaware business trust, are parties to an administration agreement (the "Agreement") dated June 9, 1997, under which the Administrator provides the Trust with certain legal, accounting, and shareholder services for an annual fee of .20% of the Funds' average daily net assets. The Administrator may voluntarily waive its fee, subject to termination at any time by the Administrator, to the extent necessary to limit the total operating expenses of a Fund.

Prior to June 9, 1997, administrative and accounting services were provided to the Trust by Federated Administrative Services.

DISTRIBUTION PLAN -- The Trust and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement dated June 9, 1997. The Bond and Equity Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, each Fund will compensate the Distributor from the net assets of each Fund to finance activities intended to result in the sale of the Fund's shares. The plan provides that each Fund may incur distribution expenses up to 0.25% of the average daily net assets of each Fund's Investment Shares, annually, to compensate the Distributor. The Distributor may voluntarily choose to waive a portion of its fee. The Distributor can modify or terminate this voluntary waiver at any time at its sole discretion and has done so for the current fiscal year for the Bond Fund. Prior to June 9, 1997, Federated Securities Corp., served as distributor to the Bond Fund and the Money Market Fund and was compensated at a rate of up to 0.25% of the Bond Fund's Investment Shares.

Pursuant to the terms of a Shareholder Service Plan, the Money Market Fund will pay the Distributor an amount equal to 0.25% of the average daily net asset value of the Money Market Fund's Investment Services Shares.

CUSTODIAN FEES -- Compass Bank is the Funds' custodian. The fee is based on a rate of 0.02% of each Fund's average daily net assets for the period, plus out-of- pocket expenses.

GENERAL -- Certain of the officers and trustees of the Trust are also officers of the Administrator and/or Distributor. Such officers and trustees are paid no fees by the Trust for serving in their respective roles.

(4)  INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997, were as follows (000):

                               BOND          EQUITY
                               FUND           FUND
                             -------        --------
Purchases .................  $50,852        $256,095
Sales .....................  $62,997        $152,589

At October 31, 1997, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at October 31, 1997, are as follows (000):

                                 BOND        EQUITY
                                 FUND         FUND
                               --------     --------
Aggregate gross unrealized
   appreciation ............    $1,864      $18,916
Aggregate gross unrealized
   depreciation ............      (319)      (7,045)
                                ------      -------
Net unrealized appreciation     $1,545      $11,871
                                ======      =======

(5) ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES

Organization costs have been capitalized by the Funds and are being amortized over sixty months commencing with the reorganization. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the period that such Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of the Administrator and the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

(6) COMMON TRUST FUND CONVERSIONS

On June 13 and June 20, 1997, certain Common Trust Funds of Compass Bank and certain of its affiliates were converted into the Expedition Funds. The Funds involved in the conversion are as follows:

COMMON TRUST FUND                  EXPEDITION FUND
-----------------                  ---------------
River Oaks Equity Model                 Equity
Compass EB Growth                       Equity
Compass EB Value Stock                  Equity
Compass EB Contrarian
  Stock                                 Equity
Compass Value Stock                     Equity
Compass Growth Stock                    Equity
Compass Contrarian Stock                Equity
Compass EB Short Term
  High Quality                           Bond
Compass EB Intermediate                  Bond
Compass Short Term
  High Quality                           Bond
River Oaks Cap Trust                     Bond
River Oaks Cap
  Preserv Bond                           Bond
EB - Employee Benefit

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

--------------------------------------------------------------------------------

The assets, which consisted of securities, and related receivables less liabilities were converted on a tax-free basis. The net assets of each fund (including net unrealized gain/loss) immediately before the conversion were as follows (000):

     COMMON                        UNREALIZED     NET
   TRUST FUND             ASSETS   GAIN/(LOSS)  ASSETS
--------------           -------   ----------- -------
River Oaks Equity Model  $23,029    $7,456     $30,485
Compass EB Growth         35,434     2,118      37,552
Compass EB Value Stock    48,976     2,663      51,639
Compass EB Contrarian
  Stock                   42,068     2,123      44,191
Compass Value Stock       21,677     9,907      31,584
Compass Growth Stock      13,687     5,086      18,773
Compass Contrarian Stock  24,375     7,037      31,412
Compass EB Short Term
  High Quality            39,083       215      39,298
Compass EB Intermediate    6,603        51       6,654
Compass Short Term
  High Quality            42,538      (285)     42,253
River Oaks Cap Trust       6,609        41       6,650
River Oaks Cap
  Preserv Bond               980         9         989

     The value and number of shares issued in exchange for each Common Trust Fund's assets and shares outstanding in the tax-free conversions are included in the capital share transactions of the Institutional Class in the Statement of Changes in Net Assets for each respective fund.

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
Expedition Funds:

We have audited the accompanying statements of net assets of Expedition Funds (the "Funds"), including the Money Market Fund, Bond Fund, and Equity Fund, as of October 31, 1997, and the related statements of operations, statements of changes in net assets and financial highlights for the periods presented. These financial statements atnd the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodians and brokers, and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
December 5, 1997

NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------

                             Notice to Shareholders
                                       of
                              The Expedition Funds
                                   (unaudited)



Shareholder Voting Results
--------------------------
There was a special  meeting of  shareholders on May 16, 1997 to elect the Board of Trustees. The results were as follows:

Election of Trustees:
                              SHARES VOTED         % OF VOTED     % OF TOTAL      SHARES VOTED      % OF TOTAL
                              FOR                  FOR            FOR             WITHHELD          WITHHELD
                              --------------------------------------------------------------------------------
Robert A. Nesher              225,295,326.00       99.79%         74.45%          468,652.00        0.15%
Robert A. Patterson           225,925,326.00       99.79%         74.45%          468,652.00        0.15%
Eugene Peters                 225,925,326.00       99.79%         74.45%          468,652.00        0.15%
John T. Cooney                225,925,326.00       99.79%         74.45%          468,652.00        0.15%
Frank E. Morris               225,925,326.00       99.79%         74.45%          468,652.00        0.15%
James M. Storey               225,925,326.00       99.79%         74.45%          468,652.00        0.15%
William M. Doran              225,925,326.00       99.79%         74.45%          468,652.00        0.15%


--------------------------------------------------------------------------------

                             Notice to Shareholders
                                       of
                              The Expedition Funds
                                   (unaudited)



For the shareholders that do not have a October 31, 1997 taxable year end, this notice is for informational purposes only. For shareholders with a October 31, 1997 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended October 31, 1997, the portfolio is designating long term capital gains, qualifying dividends and exempt interest income with regard to distributions paid during the year as follows:

                                      (A)               (B)
                                   LONG TERM         ORDINARY           (C)
                                 CAPITAL GAIN         INCOME           TOTAL
                                 DISTRIBUTIONS     DISTRIBUTIONS   DISTRIBUTIONS
           PORTFOLIO              (TAX BASIS)       (TAX BASIS)     (TAX BASIS)
           ---------             -------------     -------------   -------------
Expedition Equity Fund .........      87%               13%             100%
Expedition Bond Fund ...........       0%              100%             100%
Expedition Money Market Fund ...       0%              100%             100%

                                      (D)               (E)             (F)
                                  QUALIFYING        TAX EXEMPT        FOREIGN
           PORTFOLIO             DIVIDENDS (1)       INTEREST       TAX CREDIT
           ---------             -------------     -------------   -------------
Expedition Equity Fund .........      13%                0%               0%
Expedition Bond Fund ...........       0%                0%               0%
Expedition Money Market Fund ...       0%                0%               0%


------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
  * Items (A) and (B) are based on a percentage of the portfolio's total distributions.
 ** Items (D), (E) and (F) are based on a percentage of ordinary income distributions of the portfolio.

Notes

--------------------------------------------------------------------------------

EXPEDITION FUNDS

--------------------------------------------------------------------------------

INVESTMENT ADVISOR AND CUSTODIAN:
Compass Bank
15 South 20th Street
Birmingham, Alabama 35233

DISTRIBUTOR:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

TRANSFER AGENT:
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

SERVICING AGENT:
Boston Financial Data Services, Inc.
Two Heritage Drive
Quincy, Massachusetts 02171

INDEPENDENT AUDITORS:
Deloitte & Touche LLP
117 Campus Drive
Princeton, New Jersey 08540

COUNSEL:
Morgan, Lewis & Bockius LLP
1800 M Street, N.W.
Washington, D.C. 20036




EXP-F-011-01